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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2000


                            ReliaStar Financial Corp.
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             (Exact name of registrant as specified in its charter)

       Delaware                      0-10640                 41-1620373
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(State of Incorporation)     (Commission file number)     (I.R.S. Employer
                                                         Identification No.)


         20 Washington Avenue South
            Minneapolis, Minnesota                              55401
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   (Address of principal executive offices)                   (Zip Code)


                                 (612) 372-5432
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                         (Registrant's telephone number)


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Item 5.  Other Events--ReliaStar Completes Acquisition of Lexington Global Asset
         Managers, Inc.

         On July 26, 2000, shareholders of Lexington Global Asset Managers, Inc. approved the merger of Lexington with a wholly owned indirect subsidiary of ReliaStar.

         A discussion of the consummation of the merger is provided in ReliaStar's press release of July 26, 2000, which is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

Exhibit
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99.      Press release of ReliaStar dated July 26, 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RELIASTAR FINANCIAL CORP.


Date: July 27, 2000                By: /s/ Richard R. Crowl
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                                       Richard R. Crowl, Senior Vice President,
                                       General Counsel, and Secretary